UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 25, 2020

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, Suite 1000 Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest, par value $1.00 per share	PEI	New York Stock Exchange
Series B Preferred Shares, par value $0.01 per share	PEIPrB	New York Stock Exchange
Series C Preferred Shares, par value $0.01 per share	PEIPrC	New York Stock Exchange
Series D Preferred Shares, par value $0.01 per share	PEIPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On October 1, 2020, Pennsylvania Real Estate Investment Trust (the “Trust”) issued a press release providing an update on its liquidity and business. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished under this “Item 2.02. Results of Operations and Financial Condition” shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 25, 2020, the Trust received notice from the New York Stock Exchange (the “NYSE”) that the Trust is no longer in compliance with the NYSE continued listing standard set forth in Section 802.01C of the NYSE’s Listed Company Manual, which requires listed companies to maintain an average closing price of at least $1.00 per share over a consecutive 30-day trading period.

Under NYSE rules, the Trust has ten business days following receipt of the notice to respond to the NYSE and indicate its intent to cure this deficiency or be subject to suspension and delisting. The Trust will notify the NYSE, within the required ten business day period, that it intends to cure the deficiency.

Under NYSE rules, the Trust has six months from the date of the notice to regain compliance with the minimum share price requirement.

A copy of the press release issued by the Trust on October 1, 2020 regarding the notice from the NYSE is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

99.1	Press Release (Liquidity and Business Update) dated October 1, 2020.

99.2	Press Release (NYSE Notice) dated October 1, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: October 1, 2020	By:	/s/ Lisa M. Most
Lisa M. Most
Executive Vice President, Secretary and General Counsel